Annual Report

December 31, 2001

T. Rowe Price
Limited-Term Bond Portfolio

Dear Investor

The U.S. economy continued to weaken over the six months ended December 31, in spite of the Federal Reserve's aggressive short-term interest rate cuts. An infusion of liquidity and solid demand prolonged an across-the-board bond market rally early in the second half of 2001, but investment-grade domestic bonds faltered as the fourth quarter came to a close. The Limited-Term Bond Portfolio generated excellent 6- and 12-month performances, gaining 4.12% and 8.47%, respectively.

MARKET ENVIRONMENT

Interest Rate Levels

                       Current Coupon                       5-Year                        2-Year
                                 GNMA                Treasury Note                 Treasury Note

12/31/00                         6.87                         4.98                          5.12
1/31/01                          6.55                         4.77                          4.57
2/28/01                          6.53                         4.65                          4.39
3/31/01                          6.51                         4.56                          4.18
4/30/01                          6.75                         4.88                          4.27
5/31/01                          6.72                         4.91                          4.18
6/30/01                          6.83                         4.95                          4.24
7/31/01                          6.36                         4.53                          3.79
8/31/01                          6.28                         4.38                          3.63
9/30/01                          6.00                         3.80                          2.85
10/31/01                         5.58                         3.47                          2.42
11/30/01                         6.22                         4.06                          2.84
12/31/01                         6.45                         4.30                          3.02

  Economic news was discouraging in the past six months - a period that will always be remembered for the shattering events of September 11. As corporations worked through excess inventory and capacity, consumer spending decelerated, unemployment rose to 5.8%, and gross domestic product (GDP) declined to an annualized rate of 1.3% in the third quarter. The National Bureau of Economic Research - a group of economists that tracks U.S. business cycles - determined that the economy slipped into a recession in March, exactly 10 years after the 1990-1991 recession.

  The faltering economy and the need for increased liquidity following the terrorist attacks prompted the Federal Reserve to reduce short-term rates 11 times to their lowest levels in 40 years. From the end of 2000 through December 31, the central bank cut the federal funds target rate by a total of 475 basis points (100 basis points equal one percentage point) to 1.75% from 6.50%. Since our last annual report a year ago, yields declined across the entire maturity spectrum, but very short-term fixed-income securities declined the most. Two-year Treasury yields fell a less precipitous 210 basis points, five-year Treasury yields dipped 68 basis points, and long-term Treasury yields were virtually unchanged. The result was a steepening of the Treasury yield curve - a graphic depiction of the yields of bonds with different maturities. Historically, an upwardly sloping yield curve is considered normal and is bullish for the economy and the markets.


PERFORMANCE AND STRATEGY REVIEW

  Performance Comparison

  Periods Ended 12/31/01                        6 Months               12 Months
  ------------------------------------------------------------------------------

  Limited-Term
  Bond Portfolio                                   4.12%                   8.47%

  Merrill Lynch 1-5 Year
  U.S. Corporate and
  Government Index                                 4.55                    8.98

  Lipper Variable Annuity
  Underlying Short
  Intermediate Investment-
  Grade Debt Funds Average                         3.65                    7.54

  For the 6- and 12-month periods ended December 31, 2001, the Limited-Term Bond Portfolio provided excellent returns of 4.12% and 8.47%, respectively. Our results marginally underperformed the unmanaged Merrill Lynch 1-5 Year U.S. Corporate and Government Index (which has no expenses) but surpassed the Lipper average for similar variable annuity funds. Your fund's six-month performance reflected an increase in net asset value from $4.99 in June to $5.06 at the end of December, plus dividends of $0.13 per share.

  As we generated this solid performance, we maintained the portfolio's AA average quality, avoiding defaults in the land mine-filled credit markets. We also maintained a slightly longer duration than our peer group and structured the fund to benefit from the steepening yield curve. (Duration is a measure of a bond fund's sensitivity to changes in interest rates. For example, a fund with a duration of two years would rise about 2% in price in response to a one-percentage-point drop in interest rates, and vice versa.) In light of the economic shock following September 11, we took steps to improve the portfolio's defensive characteristics. For example, while corporate bonds performed well in the first half of 2001, they suffered amid the uncertainty of the second half. We trimmed our corporate bond and note position to 49% from 52%, and our extensive research capabilities helped us sidestep issues with vulnerable credit quality.

  Asset-backed securities, star performers earlier in the year, became a source of concern in the June-through-December period. We reduced this asset class to 10% of assets from 11%. As part of our effort to upgrade overall portfolio quality, we reinvested the proceeds of these sales in mortgage-backed securities and other U.S. government obligations, which were increased to 33% of net assets from 31%.

  Finally, at the beginning of the period, the portfolio had a relatively long 2.5-year duration, which averaged about 10% longer than our Lipper peer group. This slightly more aggressive posture helped the Limited-Term Bond Portfolio attain superior relative performance in this year's declining interest rate environment. However, as the reporting period came to a close and the Fed's easing process appeared to be ending, we started to shorten the duration, to
  2.3 years as of December 31.


OUTLOOK

  Although September's terrorist attacks deepened the economy's slide into recession, the Fed's aggressive interest rate cuts, combined with falling oil prices and a recent tax cut, should set the stage for improved economic performance next year. We believe we are near the end of the Federal Reserve's easing course for this cycle, which should enable interest rates to stabilize and volatility to decline.

  As the economic outlook brightens, the fund will continue to gradually shift back into the higher-yielding corporate and asset-backed sectors it left earlier in the year. The added income generated by the holdings in these sectors should help the fund generate higher compound returns and serve to cushion any price decline if rates rise. In the same vein, we also shortened duration to reduce exposure to interest rate risk.

  Respectfully submitted,

     Edward A. Wiese President of the Limited-Term Bond Portfolio and chairman of its Investment Advisory Committee

     January 15, 2002


  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.



Portfolio Highlights

Key Statistics
                                                             Periods
                                                               Ended
                                                            12/31/01
--------------------------------------------------------------------

30-Day Dividend Yield*                                         5.20%

Dividends per Share
   6 months                                                  $ 0.13

  12 months                                                    0.28

30-Day Standardized Yield to Maturity                          4.59%

Change in Price per Share

  6 months (from $4.99 to $5.06)                             $ 0.07

  12 months (from $4.93 to $5.06)                              0.13

Weighted Average Maturity (years)                               2.7

Weighted Average Effective Duration (years)                     2.3
----------------------------------------------------

*Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.


Quality Diversification

                                                           Percent of               Percent of
                                                           Net Assets               Net Assets
                                                             6/30/01                  12/31/01
----------------------------------------------------------------------------------------------

Quality Rating*

  AAA                                                             33%                      38%

  AA                                                               21                       19

  A                                                                31                       27

  BBB                                                              15                       16

Weighted Average Quality                                           AA                       AA
----------------------------------------------------------------------------------------------

*Based on T. Rowe Price research.



Sector Diversification
                                                           Percent of               Percent of
                                                           Net Assets               Net Assets
                                                             6/30/01                  12/31/01
----------------------------------------------------------------------------------------------


Corporate Bonds and Notes                                         52%                      49%

  Banking and Finance                                             15                       14

  Industrial                                                       9                        9

  Utilities                                                        8                        9

  Consumer Products and Services                                   9                        7

  Media and Communications                                         7                        7

  Transportation                                                   3                        3

  Other                                                            1                        -

Asset-Backed Securities                                           11                       10

Mortgage-Backed Securities                                        20                       23

U.S. Government Obligations                                       11                       10

  U.S. Treasury                                                    6                        5

  U.S. Government Agencies                                         5                        5

Money Market Funds                                                 4                        6

All Other                                                          1                        1

Other Assets Less Liabilities                                      1                        1

Total                                                            100%                     100%


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Limited-Term Bond Portfolio

                             Merrill Lynch 1-5 Year
                                 U.S. Corporate and                 Limited-Term
                                   Government Index               Bond Portfolio

  05/13/94                                   10,000                       10,000
  12/31/94                                   10,157                       10,262
  12/31/95                                   11,473                       11,276
  12/31/96                                   12,003                       11,643
  12/31/97                                   12,862                       12,428
  12/31/98                                   13,850                       13,332
  12/31/99                                   14,153                       13,444
  12/31/00                                   15,410                       14,687
  12/31/01                                   16,794                       15,931

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Limited-Term Bond Portfolio
Periods Ended 12/31/01

                                                         Since         Inception
1 Year       3 Years             5 Years             Inception              Date
--------------------------------------------------------------------------------

8.47%          6.12%               6.47%                 6.29%           5/13/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.



Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio

                           For a share outstanding throughout each period
                          --------------------------------------------------
                                         Year
                                        Ended
                                     12/31/01        12/31/00        12/31/99       12/31/98       12/31/97

NET ASSET VALUE
Beginning of period                    $ 4.93          $ 4.79          $ 5.02         $ 4.96         $ 4.93

Investment activities
  Net investment income
  (loss)                                 0.28            0.29            0.27           0.28           0.29

  Net realized and unrealized
  gain (loss)                            0.13            0.14          (0.23)           0.07           0.03

  Total from investment
  activities                             0.41            0.43            0.04           0.35           0.32

Distributions
  Net investment income                (0.28)          (0.29)          (0.27)         (0.28)         (0.29)
  Net realized gain                         -               -               -         (0.01)              -

  Total Distributions                  (0.28)          (0.29)          (0.27)         (0.29)         (0.29)

NET ASSET VALUE
End of period                          $ 5.06          $ 4.93          $ 4.79         $ 5.02         $ 4.96
                                       --------------------------------------------------------------------

Ratios/Supplemental Data
Total return(diamond)                   8.47%           9.25%           0.84%          7.28%          6.74%

Ratio of total expenses to
average net assets                      0.70%           0.70%           0.70%          0.70%          0.70%

Ratio of net investment
income (loss) to average
net assets                              5.54%           6.00%           5.54%          5.58%          5.91%

Portfolio turnover rate                 48.4%           58.4%           36.2%          50.9%          48.7%

Net assets, end of period
(in thousands)                       $ 83,906        $ 68,844        $ 53,148       $ 46,235       $ 24,280

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2001
                                                           Shares/Par                    Value
----------------------------------------------------------------------------------------------
                                                                                  In thousands
ASSET-BACKED SECURITIES 9.7%
Chase Manhattan Auto Owner Trust
  3.75%, 5/15/08                                                $ 225                    $ 221

  3.80%, 5/15/08                                                  300                      292

CIT RV Trust, 6.09%, 2/15/12                                      750                      767

Comed Transitional Funding Trust
  5.44%, 3/25/07                                                  670                      691

Dayton Hudson Credit Card Master Trust
  5.90%, 5/25/06                                                  550                      569

Dealer Auto Receivables Trust
  7.07%, 5/17/04                                                  650                      668

John Deere Owner Trust
  3.78%, 9/15/08                                                  800                      778

Harley Davidson Eaglemark
  5.94%, 2/15/04                                                   33                       33

Harley Davidson Motorcycle Trust
  5.29%, 1/15/09                                                  394                      402

MBNA Credit Card Trust
  5.75%, 10/15/08                                                 725                      744

  6.60%, 4/16/07                                                1,100                    1,155

  (144A), 7.90%, 7/16/07                                          550                      582

Nissan Auto Receivables Owner Trust
  6.72%, 8/16/04                                                  650                      675

WFS Financial Owner Trust
  7.41%, 9/20/07                                                  550                      588

Total Asset-Backed Securities
(Cost $7,962)                                                                            8,165

CORPORATE BONDS AND NOTES 49.0% Banking and Finance 13.7% ABN AMRO Bank
(Chicago), N.V.
  Sr. Sub. Notes
  7.25%, 5/31/05                                                  410                      437

AIG Sunamerica Global Financing
  Sr. Notes, (144A)
  7.40%, 5/5/03                                                   550                      581

Banco Generale, Sr. Notes, (144A)
  7.70%, 8/1/02                                                   300                      303

Bank One, Sr. Notes
  7.625%, 8/1/05                                                  750                      812

Capital One Bank, Sr. Notes
  6.50%, 7/30/04                                                  500                      501

Citigroup, Sr. Notes
  6.75%, 12/1/05                                                  400                      425

Countrywide Home Loan
  Sr. Notes, 5.25%, 5/22/03                                     $ 380                    $ 391

First Union, Sr. Notes
  7.55%, 8/18/05                                                  750                      814

General Electric Capital
  Sr. Notes, 7.50%, 5/15/05                                       550                      600

Heller Financial, Sr. Notes
  6.375%, 3/15/06                                                 700                      738

International Lease Finance
  Sr. Notes, 5.50%, 6/7/04                                        750                      757

J. P. Morgan Chase
  Sr. Sub. Notes, 6.25%, 1/15/06                                  500                      517

Kansallis Osake Pankki (New York)
  Sr. Notes, 10.00%, 5/1/02                                       400                      405

Lehman Brothers, Sr. Notes
  7.375%, 5/15/04                                                 500                      533

Marsh & McLennan
  Sr. Notes, 6.625%, 6/15/04                                      550                      580

MBNA, Sr. Sub. Notes
  7.25%, 9/15/02                                                  185                      189

Merrill Lynch, Sr. Notes
  6.81%, 6/13/02                                                  275                      280

  7.00%, 3/15/06                                                  275                      293

Midland Bank, Sr. Sub. Notes
  7.625%, 6/15/06                                                 700                      761

Morgan Stanley Dean Witter
  Sr. Notes, 6.10%, 4/15/06                                       600                      619

PHH, Sr. Notes, 8.125%, 2/3/03                                    500                      516

Provident Bank
  Sr. Notes, 7.125%, 3/15/03                                      275                      280

Union Planters
  Sr. Notes, 6.25%, 11/1/03                                       200                      207

                                                                                        11,539

Consumer Products and Services 7.5%
Coca Cola Femsa
  Sr. Notes, 8.95%, 11/1/06                                       400                      446

Comcast Cable Communications
  Sr. Notes, 6.20%, 11/15/08                                      500                      489

Dayton Hudson
  Sr. Notes, 6.625%, 3/1/03                                       200                      210

Eastman Kodak, Sr. Notes
  6.375%, 6/15/06                                                 255                      248

Federated Department Stores
  Sr. Notes, 8.125%, 10/15/02                                     550                      574

Grand Metropolitan Investment
  Sr. Notes, Zero Coupon, 1/6/04                                $ 825                    $ 758

Johnson & Johnson
  Sr. Notes, 6.625%, 9/1/09                                       850                      891

McCormick, Sr. Notes
  6.40%, 2/1/06                                                   500                      511

Nabisco, Sr. Notes
  6.125%, 2/1/33                                                  290                      298

Sears Roebuck Acceptance
  Sr. Notes, 6.75%, 9/15/05                                       500                      516

Sony, Sr. Notes, 6.125%, 3/4/03                                   225                      231

Viacom, Sr. Notes, 6.40%, 1/30/06                                 210                      217

Wal-Mart
  Sr. Notes, 6.55%, 8/10/04                                       825                      876

                                                                                         6,265
Energy 0.5%
PDV America
  Sr. Notes, 7.875%, 8/1/03                                       220                      224

YPF Sociedad Anonima
  Sr. Notes, 7.25%, 3/15/03                                       235                      202

                                                                                           426

Industrial 9.0%
Boeing Capital
  Sr. Notes, 7.10%, 9/27/05                                       750                      784

Caterpillar Financial Services
  Sr. Notes, 6.875%, 8/1/04                                       550                      579

Daimler Chrysler North America
  Sr. Notes, 6.90%, 9/1/04                                        550                      565

Ford Motor Credit
  Sr. Notes, 6.875%, 2/1/06                                       275                      275

GMAC, Sr. Notes, 7.50%, 7/15/05                                   600                      624

Hutchison Whampoa Finance
  Sr. Notes, (144A)
   6.95%, 8/1/07                                                  500                      524

Parker Hannifin
  Sr. Notes, 5.65%, 9/15/03                                       550                      565

Praxair
  Sr. Notes, 6.85%, 6/15/05                                       500                      521

Raytheon
  Sr. Notes, 6.45%, 8/15/02                                       750                      768

Toyota Motor Credit
  Sr. Notes, 5.625%, 11/13/03                                     550                      572

Tyco International, Sr. Notes
   5.875%, 11/1/04                                                650                      665

United Technologies
  Sr. Notes, 6.625%, 11/15/04                                   $ 550                    $ 581

Waste Management
  Sr. Notes, 6.625%, 7/15/02                                      340                      345

Weyerhaeuser
  Sr. Notes, 6.00%, 8/1/06                                        225                      226

                                                                                         7,594

Media and Communications 6.7%
360 Communications
  Sr. Notes, 7.125%, 3/1/03                                       550                      569

Bellsouth, Sr. Notes
  5.00%, 10/15/06                                                 800                      795

British Telecommunications
  Sr. Notes, 7.625%, 12/15/05                                     600                      643

MCI Communciations
  Sr. Notes, 7.50%, 8/20/04                                     1,250                    1,308

SBC Communications
  Sr. Notes, 5.75%, 5/2/06                                        500                      512

Sprint Capital, Sr. Notes
  5.70%, 11/15/03                                                 410                      417

Telefonica Europe, Sr. Notes
  7.35%, 9/15/05                                                  750                      791

U.S. West Communications
  Sr. Notes, 7.20%, 11/1/04                                       555                      553

                                                                                         5,588

Transportation 2.6%
Amerco, Sr. Notes, 8.80%, 2/4/05                                  300                      300

ERAC USA Finance
  Sr. Notes, (144A)
  6.375%, 5/15/03                                                 200                      203

GATX Capital
  Sr. Notes, 6.875%, 11/1/04                                      275                      234

Norfolk Southern
  Sr. Notes
  6.95%, 5/1/02                                                   550                      558

  7.875%, 2/15/04                                                 145                      155

Southwest Airlines
  Sr. Notes, 8.75%, 10/15/03                                      200                      212

Union Pacific, Sr. Notes
  5.84%, 5/25/04                                                  500                      513

                                                                                         2,175
Utilities 9.0%
Alabama Power
  Sr. Notes, 5.49%, 11/1/05                                       750                      746

American Electric Power
  Sr. Notes, 6.125%, 5/15/06                                      535                      544


CE Electric UK Funding
  Sr. Notes, (144A)
  6.853%, 12/30/04                                              $ 330                    $ 340

DTE Energy
  Sr. Notes, 6.00%, 6/1/04                                        500                      513

Energy East
  Sr. Notes, 5.75%, 11/15/06                                      670                      647

Entergy Mississippi, 6.45%, 4/1/08                                725                      738

Firstenegy
  Sr. Notes, 5.50%, 11/15/06                                      750                      738

National Rural Utilities
  5.00%, 10/1/02                                                  550                      559

Niagara Mohawk Power
  Sr. Notes
  5.375%, 10/1/04                                                 800                      794

  7.25%, 10/1/02                                                  275                      282

Public Service Electric & Gas
  1st Mtg. Bonds
  6.25%, 1/1/07                                                    75                       76

Sempra Energy
  Sr. Notes, 6.80%, 7/1/04                                        700                      717

Utilicorp United
  Sr. Notes, 7.00%, 7/15/04                                       550                      565

Williams, Sr. Notes
  6.125%, 2/15/02                                                 260                      261

                                                                                         7,520

Total Corporate Bonds and Notes
(Cost $39,971)                                                                          41,107

NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 6.9%
Fifth Third Mortgage Loan Trust
  6.75%, 10/18/30                                                 236                      238

GMAC Commercial Mortgage
  CMO, 6.15%, 11/15/07                                            364                      377

GSR Mortgage Loan Trust, PTC
  4.612%, 10/25/31                                                750                      741

LB Commercial Conduit Mortgage Trust
  CMO, 6.41%, 8/15/07                                             586                      610

Money Store Home Equity Trust
  6.575%, 1/15/39                                                 701                      723

Prudential Securities Secured Financing
  CMO, 6.074%, 1/15/08                                            604                      619

Residential Accredit Loans
  CMO, 7.25%, 11/25/27                                            519                      532

Saxon Asset Securities Trust
  6.73%, 2/25/27                                                $ 520                    $ 543

Sovereign Bank Home
  Equity Loan Trust
  6.96%, 4/25/03                                                  600                      609

Washington Mutual
  CMO, 5.997%, 2/25/31                                            750                      758

Total Non-U.S. Government
Mortgage-Backed Securities
(Cost $5,629)                                                                            5,750

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 15.8%
U.S. Government Agency Obligations 11.5%
Federal Home Loan Mortgage
  CMO
  5.75%, 6/15/10                                                  654                      678

  6.00%, 1/15/11 - 1/15/26                                      4,672                    4,767

  6.50%, 4/15/21 - 6/15/26                                      2,250                    2,330

  MPC
  6.00%, 1/15/08                                                  600                      619

  7 year ballon, 6.50%, 5/1/05                                    153                      156

Federal National Mortgage Assn.
  MPC
  6.00%, 1/1/14                                                   339                      343

  9.00%, 5/1/05 - 1/25/08                                         703                      748

                                                                                         9,641

U.S. Government Guaranteed Obligations 4.3%
Government National Mortgage Assn.
  I
  6.50%, 5/15/09                                                  956                      991

  7.00%, 9/15/12 - 4/15/13                                      2,053                    2,141

  8.00%, 5/15/07                                                  386                      403

  10.00%, 11/15/09 - 4/15/19                                       37                       42

                                                                                         3,577

Total U.S. Government Mortgage-Backed
Securities (Cost $12,864)                                                               13,218

U.S. GOVERNMENT OBLIGATIONS/AGENCIES 10.6%
U.S. Government Agency Obligations 5.5%
Federal Home Loan Mortgage
  5.75%, 7/15/03                                                1,000                    1,040


Federal National Mortgage Assn.
  5.25%, 1/15/03                                                $ 300                    $ 308

  5.50%, 2/15/06                                                  550                      568

  5.75%, 6/15/05                                                  625                      654

  7.00%, 7/15/05                                                1,500                    1,630

U.S. Department Housing & Urban Development
  6.49%, 8/1/07                                                   415                      426

                                                                                         4,626

U.S. Treasury Obligations 5.1%
U.S. Treasury Notes
  4.25%, 11/15/03                                                 300                      307

  4.625%, 5/15/06                                               1,000                    1,014

  5.875%, 11/15/04                                              2,780                    2,943

                                                                                         4,264

Total U.S. Government Obligations/Agencies
(Cost $8,698)                                                                            8,890

Other 0.5%
Inter-American Development Bank
  Sr. Notes, 6.375%, 10/22/07                                     375                      398

University of Miami
  6.90%, 4/1/04 (MBIA Insured)                                     60                       64

Total Other (Cost $437)                                                                    462

Money Market Funds 6.5%
T. Rowe Price Reserve Investment Fund
  2.43% #                                                     $ 5,459                  $ 5,459

Total Short-Term Investments
(Cost $5,459)                                                                            5,459

Total Investments in Securities
99.0% of Net Assets (Cost $81,020)                                                    $ 83,051

Other Assets Less Liabilities                                                              855

NET ASSETS                                                                            $ 83,906
                                                                                     ---------
Net Assets Consist of:
Undistributed net realized gain (loss)                                                 $ (204)

Net unrealized gain (loss)                                                               2,031

Paid-in-capital applicable to
16,593,184 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                                  82,079

NET ASSETS                                                                            $ 83,906
                                                                                      --------

NET ASSET VALUE PER SHARE                                                               $ 5.06
                                                                                       -------

   # Seven-day yield

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 3.1% of net assets

 CMO Collateralized Mortgage Obligation

MBIA Municipal Bond Investors Assurance Corp.

 MPC Mortgage Pass-Through Certificate

 PTC Pass-Through Certificate

The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Limited-Term Bond Portfolio
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/01
Investment Income (Loss)
Income
  Interest income                                                        $ 4,746
  Other                                                                        4

  Total income                                                             4,750

Expenses
  Investment management and administrative                                   531

Net investment income (loss)                                               4,219

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                       572
Change in net unrealized gain (loss) on securities                         1,248

Net realized and unrealized gain (loss)                                    1,820

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                   $ 6,039
                                                                        --------

The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Limited-Term Bond Portfolio
In thousands
                                                                 Year
                                                                Ended
                                                             12/31/01                 12/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                $ 4,219                  $ 3,757
  Net realized gain (loss)                                        572                    (576)
  Change in net unrealized gain (loss)                          1,248                    2,494

  Increase (decrease) in net assets
  from operations                                               6,039                    5,675

Distributions to shareholders
  Net investment income                                       (4,216)                  (3,757)

Capital share transactions *
  Shares sold                                                  23,053                   20,588
  Distributions reinvested                                      4,217                    3,752
  Shares redeemed                                            (14,031)                 (10,562)

  Increase (decrease) in net assets
  from capital
  share transactions                                           13,239                   13,778

Net Assets
Increase (decrease) during period                              15,062                   15,696
Beginning of period                                            68,844                   53,148

End of period                                                $ 83,906                 $ 68,844
                                                             --------                 --------
*Share information
  Shares sold                                                   4,572                    4,296
  Distributions reinvested                                        837                      780
  Shares redeemed                                             (2,786)                  (2,204)

  Increase (decrease) in shares
  outstanding                                                   2,623                    2,872

The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2001

NOTE 1 - SIGNIFICANT ACCOUNTING PRACTICES

  T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 13, 1994. The fund seeks a high level of income consistent with moderate fluctuations in principal value. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Premiums and Discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes. On January 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to January 1, 2001, the fund recognized premiums and discounts on mortgage- and asset-backed securities at time of disposition or principal repayment as gain or loss. Upon adoption, the fund adjusted the cost of its mortgage- and asset-backed securities, and corresponding unrealized gain/loss thereon, in the amount of $15,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the year ended December 31, 2001, the effect of this change was to increase net investment income by $3,000, decrease net realized gain/loss on securities by $4,000, and increase net unrealized gain/loss on securities by $1,000. This change had no effect on the fund's net assets or total return.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $26,960,000 and $19,881,000, respectively, for the year ended December 31, 2001. Purchases and sales of U.S. government securities aggregated $16,983,000 and $14,935,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

  Distributions during the year ended December 31, 2001 totaled $4,216,000 and were characterized as ordinary income for tax purposes. The tax-basis components of net assets at December 31, 2001 were as follows:

--------------------------------------------------------------------------------
  Unrealized appreciation                                            $ 2,261,000
  Unrealized depreciation                                              (251,000)

  Net unrealized appreciation (depreciation)                           2,010,000
  Undistributed ordinary income                                           44,000
  Capital loss carryforwards                                           (227,000)

  Distributable earnings                                               1,827,000
  Paid-in capital                                                     82,079,000

  Net assets                                                        $ 83,906,000
                                                                    ------------

  Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $5,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2001, the fund utilized $550,000 of capital loss carryforwards. As of December 31, 2001, the fund has $227,000 of capital loss carryforwards that expire in 2008.

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
  Undistributed net investment income                                   $ 34,000
  Undistributed net realized gain                                       (34,000)

  At December 31, 2001, the cost of investments for federal income tax purposes was $81,041,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $84,000 was payable at December 31, 2001. The fee, computed daily and paid monthly, is equal to 0.70% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $166,000 and are reflected as interest income in the accompanying Statement of Operations.



Report of Independent Accountants

  To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of T. Rowe Price Limited-Term Bond Portfolio

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
  T. Rowe Price Limited-Term Bond Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

  PricewaterhouseCoopers LLP
  Baltimore, Maryland
  January 18, 2002



T. Rowe Price Limited-Term Bond Portfolio


ANNUAL MEETING RESULTS

The T. Rowe Price Limited-Term Bond Portfolio held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

  M. David Testa                                              F. Pierce Linaweaver
  Affirmative:                      37,807,448.444            Affirmative:                     37,822,831.412
  Withhold:                          1,037,501.946            Withhold:                         1,022,118.978
  Total:                            38,844,950.390            Total:                           38,844,950.390

  William T. Reynolds                                         Hanne M. Merriman
  Affirmative:                      37,824,698.975            Affirmative:                     37,825,350.911
  Withhold:                          1,020,251.415            Withhold:                         1,019,599.479
  Total:                            38,844,950.390            Total:                           38,844,950.390

  Calvin W. Burnett                                           John G. Schreiber
  Affirmative:                      37,822,831.412            Affirmative:                     37,825,350.911
  Withhold:                          1,022,118.978            Withhold:                         1,019,599.479
  Total:                            38,844,950.390            Total:                           38,844,950.390

  Anthony W. Deering                                          Hubert D. Vos
  Affirmative:                      37,806,222.416            Affirmative:                     37,804,928.945
  Withhold:                          1,038,727.974            Withhold:                         1,040,021.445
  Total:                            38,844,950.390            Total:                           38,844,950.390

  Donald W. Dick, Jr.                                         Paul M. Wythes
  Affirmative:                      37,825,350.911            Affirmative:                     37,822,831.412
  Withhold:                          1,019,599.479            Withhold:                         1,022,118.978
  Total:                            38,844,950.390            Total:                           38,844,950.390

  David K. Fagin                                              James S. Riepe
  Affirmative:                      37,822,831.412            Affirmative:                     37,821,908.735
  Withhold:                          1,022,118.978            Withhold:                         1,023,041.655
  Total:                            38,844,950.390            Total:                           38,844,950.390

T. Rowe Price Limited-Term Bond Portfolio

Independent Directors

                                                                                               Number of               Other
                                                                                               Portfolios in           Directorships
                                             Term of Office*                                   Fund Complex            of Public
Name, Address, and        Position(s) Held   and Length of           Principal Occupation(s)   Overseen by             Companies
Date of Birth             With Fund          Time Served             During Past 5 Years       Director                Held

Calvin W. Burnett,         Director         Elected in 1994          President, Coppin State       97              Provident Bank of
Ph.D.                                                                College                                       Maryland
100 East Pratt Street
3/16/32

Anthony W. Deering         Director         Elected in 1994          Director, Chairman of the      97             The Rouse Company
100 East Pratt Street                                                Board, President, and
1/28/45                                                              Chief Executive Officer,
                                                                     The Rouse Company, real
                                                                     estate developers

Donald W. Dick, Jr.        Director         Elected in 2001          Principal, EuroCapital         97                Not Applicable
100 East Pratt Street                                                Advisors, LLC, an
1/27/43                                                              acquisition and
                                                                     management advisory firm

David K. Fagin             Director         Elected in 2001          Director, Dayton Mining         97  Dayton Mining Corporation,
100 East Pratt Street                                                Corporation (6/98 to present),      Golden Star Resources Ltd.,
4/9/38                                                               Golden Star Resources Ltd., and     and Canyon
                                                                     Canyon Resources Corp.
                                                                     Resources Corp. (5/00 to
                                                                     present); Chairman and
                                                                     President, Nye Corporation


F. Pierce Linaweaver          Director      Elected in 1994          President, F. Pierce             97              Not Applicable
100 East Pratt Street                                                Linaweaver & Associates,
8/22/34                                                              Inc., consulting
                                                                     environmental and civil
                                                                     engineers

Hanne M. Merriman             Director      Elected in 2001          Retail Business Consultant        97     Ann Taylor Stores
100 East Pratt Street                                                                                         Corporation, Ameren
11/16/41                                                                                                      Corp., Finlay
                                                                                                              Enterprises, Inc., The
                                                                                                              Rouse Company, and US
                                                                                                              Airways Group, Inc.

John G. Schreiber             Director      Elected in 1994          Owner/President, Centaur          97     AMLI Residential
100 East Pratt Street                                                Capital Partners, Inc.,                  Properties Trust, Host
10/21/46                                                             a real estate investment                 Marriott Corporation,
                                                                     company; Senior Advisor                  and The Rouse Company,
                                                                     and Partner, Blackstone                  real estate developers
                                                                     Real Estate Advisors, L.P.

Hubert D. Vos                 Director      Elected in 2001          Owner/President,Stonington        97             Not Applicable
100 East Pratt Street                                                Capital Corporation, a private
8/2/33                                                               investment company

Paul M. Wythes                Director       Elected in 2001         Founding Partner of Sutter         97       Teltone Corporation
100 East Pratt Street                                                Hill Ventures, a venture
6/23/33                                                              capital limited partnership,
                                                                     providing equity capital to
                                                                     young high-technology
                                                                     companies throughout
                                                                     the United States


T. Rowe Price Limited-Term Bond Portfolio

Inside Directors


                                                                                                Number of              Other
                                                                                                Portfolios in          Directorships
                                                Term of Office*                                 Fund Complex           of Public
Name, Address, and          Position(s) Held    and Length of        Principal Occupation(s)    Overseen by            Companies
Date of Birth               With Fund           Time Served          During Past 5 Years        Director               Held

William T. Reynolds         Director            Elected in 1997      Director and Managing           36              Not Applicable
100 East Pratt Street                                                Director, T. Rowe
5/26/48                                                              Price and T. Rowe Price
                                                                     Group, Inc.

James S. Riepe              Director            Elected in 1994      Vice Chairman of the            82              Not Applicable
100 East Pratt Street                                                Board, Director and
6/25/43                                                              Managing Director,
                                                                     T. Rowe Price Group,
                                                                     Inc.; Director and
                                                                     Managing Director,
                                                                     T. Rowe Price; Chairman
                                                                     of the Board and
                                                                     Director, T. Rowe Price
                                                                     Investment Services, Inc.,
                                                                     T. Rowe Price Retirement
                                                                     Plan Services, Inc., and
                                                                     T. Rowe Price Services,
                                                                     Inc.; Chairman of the
                                                                     Board, Director, President,
                                                                     and Trust Officer, T. Rowe
                                                                     Price Trust Company;
                                                                     Director, T. Rowe Price
                                                                     International, Inc.

M. David Testa               Director          Elected in 1997       Vice Chairman of the             97              Not Applicable
100 East Pratt Street                                                Board, Chief Investment
4/22/44                                                              Officer, Director, and
                                                                     Managing Director, T.
                                                                     Rowe Price Group, Inc.;
                                                                     Chief Investment Officer,
                                                                     Director, and Managing
                                                                     Director, T. Rowe Price;
                                                                     Vice President and Director,
                                                                     T. Rowe Price Trust Company;
                                                                     Director, T. Rowe Price
                                                                     International, Inc.

* Each director serves until election of a successor.